Exhibit 99.2

                                                                         CONFORMED COPY

                             KERZNER INTERNATIONAL LIMITED
                       KERZNER INTERNATIONAL NORTH AMERICA, INC.

                                      As Issuers

                       8.875% Senior Subordinated Notes due 2011

                             THIRD SUPPLEMENTAL INDENTURE

                             Dated as of November 18, 2002

 Supplementing the Indenture dated as of August 14, 2001, among Kerzner International
   Limited and Kerzner International North America, Inc., as Issuers, the Guarantors
                  named therein and The Bank of New York, as Trustee

                                 THE BANK OF NEW YORK

                                      As Trustee

                                    SUPPLEMENTAL INDENTURE dated as of November 18,
                             2002, among Kerzner International Limited (formerly
                             known as Sun International Hotels Limited), an
                             international business company organized under the laws
                             of the Commonwealth of The Bahamas (the "Company" or
                             "Sun International"), Kerzner International North
                             America, Inc. (formerly known as Sun International North
                             America, Inc.), a Delaware corporation and a wholly
                             owned subsidiary of the Company (together with the
                             Company, the "Issuers");  Kerzner Investments Palmilla,
                             Inc., Kerzner International Management Services, Inc.,
                             Kerzner International Development Services, Inc. and
                             Kerzner International Development Services Mexico, S. de
                             R.L. de C.V. (collectively, the "Additional
                             Guarantors"); and The Bank of New York (the "Trustee"),
                             as Trustee under the Indenture referred to herein.

               WHEREAS the Issuers, the Guarantors and the Trustee heretofore executed and delivered an Indenture dated as of August 14, 2001, in respect of the Issuers'
8.875% Senior Subordinated Notes due 2011, as supplemented by the Supplemental
Indenture dated September 19, 2001 and the Second Supplemental Indenture dated May
20, 2002 (such indenture, as supplemented, the "Indenture");

               WHEREAS, the Additional Guarantors each have agreed to become a
"Guarantor" under the Indenture, in each case in order to unconditionally guarantee all of the Issuer's obligations under the Securities pursuant to a Guarantee on the terms and conditions set forth herein; and

               WHEREAS, pursuant to Section 9.1 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture;

               NOW, THEREFORE, the Issuers, the Additional Guarantors and the Trustee
agree as follows for the equal and ratable benefit of the Holders of the Securities:

                                       ARTICLE I

                                       Guarantee

               SECTION 1.01.    a.   Guarantees.
                                     -----------

               (i)    In consideration of good and valuable consideration, the
               receipt and sufficiency of which is hereby acknowledged, each of the
               Additional Guarantors hereby irrevocably and unconditionally guarantees, jointly and severally, on a senior subordinated basis (the
               "Guarantee") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the
               Securities or the obligations of the Issuers under the Indenture or the
               Securities, that:  (w) the principal and premium (if any) of and interest (and Liquidated Damages, if any) on the Securities will be paid in full when due, whether at the maturity or interest payment date, by acceleration, call for redemption, upon an Change of Control
               Offer, an Asset Sale Offer or otherwise; (x) all other obligations of the Issuers to the Holders or the Trustee under the Indenture or the
               Securities will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Securities; and (y)
               in case of any extension of time of payment or renewal of any
               Securities or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, upon an Offer to Purchase or otherwise.  Failing payment when due of any amount so guaranteed for whatever reason, each Additional Guarantor shall be obligated to pay the same before failure so to pay becomes an
               Event of Default.

               (ii)   Each Additional Guarantor hereby agrees that its obligations with regard to this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the
               Indenture, the absence of any action to enforce the same, the recovery of any judgment against the Issuers, any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a guarantor.  Each Additional
               Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuers, any right to require a proceeding first against the
               Issuers or right to require the prior disposition of the assets of the
               Issuers to meet its obligations, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the
               Securities and the Indenture.

               (iii)  If any Holder or the Trustee is required by any court or otherwise to return to either the Issuers or any Additional Guarantor, or any Custodian, Trustee, or similar official acting in relation to either the Issuers or such Additional Guarantor, any amount paid by either the Issuers or such Additional Guarantor to the Trustee or such
               Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.  Each Additional Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.  Each Additional
               Guarantor further agrees that, as between such Additional Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i)
               the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 6.2 of the Indenture for the purposes of this
               Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Issuers of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in Section 6.2 of the
               Indenture, those obligations (whether or not due and payable) will forthwith become due and payable by each of the Additional Guarantors for the purpose of this Guarantee.

               (iv)   Each Additional Guarantor and by its acceptance of a Security issued hereunder each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Additional Guarantor set forth in Section 1.01(a)(i) not constitute a fraudulent transfer or conveyance for purpose of any Bankruptcy Law, the Uniform Fraudulent
               Conveyance Act, the Uniform Fraudulent Transfer Act or any similar
               United States Federal or state law.  To effectuate the foregoing intention, the Holders and such Additional Guarantor hereby irrevocably agree that the obligations of such Additional Guarantor under its guarantee set forth in Section 1.01(a)(i) shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Additional Guarantor and after giving effect to any collections from or payments made by or on behalf of any other
               Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to the following paragraph of this Section
               1.01(a)(iv), result in the obligations of such Additional Guarantor under such guarantee not constituting such a fraudulent transfer or conveyance.

                      Each Additional Guarantor that makes any payment or
               distribution under Section 1.01(a)(i) shall be entitled to a contribution from each other Guarantor equal to its Pro Rata amount of such payment or distribution so long as the exercise of such right does not impair the rights of the Holders under the Guarantees.  For purposes of the foregoing, the "Pro Rata amount" of any Guarantor means the percentage of the net assets of all Guarantors held by such
               Additional Guarantor, determined in accordance with GAAP.

        b.     Execution and Delivery of Guarantee.
               ------------------------------------

               To evidence its Guarantee set forth in Section 1.01(a), each Additional
Guarantor agrees that a notation of such Guarantee substantially in the form annexed to the Indenture as Exhibit B shall be endorsed on each Security authenticated and delivered by the Trustee and that this Supplemental Indenture shall be executed on behalf of such Additional Guarantor by one Officer by manual or facsimile signature.

               Each Additional Guarantor agrees that its Guarantee set forth in
Section 1.01 shall remain in full force and effect and apply to all the Securities notwithstanding any failure to endorse on each Security a notation of such Guarantee.

               If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security on which a Guarantee is endorsed, the Guarantee shall be valid nevertheless.

               The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in the
Indenture on behalf of each Additional Guarantor.

        c.     Certain Bankruptcy Events.
               --------------------------

               Each Additional Guarantor hereby covenants and agrees that in the event of the insolvency, bankruptcy, dissolution, liquidation or reorganization of either of the Issuers, such Additional Guarantor shall not file (or join in any filing of), or otherwise seek to participate in the filing of, any motion or request seeking to stay or to prohibit (even temporarily) execution on the Guarantee and hereby waives and agrees not to take the benefit of any such stay of execution, whether under
Section 362 or 105 of the United States Bankruptcy Code or otherwise.

        d.     Limitation on Merger, Consolidation, etc. of Additional Guarantors.
               -------------------------------------------------------------------

               No Additional Guarantor shall consolidate or merge with or into
(whether or not such Additional Guarantor is the surviving person) another person
(other than either Issuer or another Guarantor) unless (i) subject to the provisions of the following paragraph, the person formed by or surviving any such consolidation or merger (if other than such Additional Guarantor) assumes all the obligations of such Additional Guarantor pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee, pursuant to which such person shall unconditionally guarantee, on a senior subordinated basis, all of such Additional Guarantor's obligations under such Additional Guarantor's Guarantee and the Indenture on the
terms set forth in the Indenture; and (ii) immediately before and immediately after giving effect to such transaction on a pro forma basis, no Default or Event of
Default shall have occurred or be continuing.

               Notwithstanding the foregoing, upon the sale or disposition (whether by merger, stock purchase, or otherwise) of an Additional Guarantor in its entirety to an entity which is not a Subsidiary or the designation of a Subsidiary as an
Unrestricted Subsidiary, which transaction is otherwise in compliance with the
Indenture (including, without limitation, the provisions of Section 4.13 of the
Indenture), such Additional Guarantor will be deemed released from its obligations under its Guarantee of the Securities; provided, however, that any such termination shall occur only to the extent that all obligations of such Additional Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, any Indebtedness of either Issuer or any of their
Subsidiaries shall also terminate upon such release, sale or transfer.

               SECTION 1.02.  Trustee's Acceptance.  The Trustee hereby accepts this
Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                                      ARTICLE II
                                     Miscellaneous

               SECTION 2.01.  Interpretation.  Upon execution and delivery of this
Supplemental Indenture, the Indenture shall be modified and amended in accordance with this Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Supplemental Indenture will control.  The Indenture, as modified and amended by this Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every Holder of Securities.  In case of conflict between the terms and conditions contained in the Securities and those contained in the Indenture, as modified and amended by this Supplemental Indenture, the provisions of the Indenture, as modified and amended by this Supplemental
Indenture, shall control.

               SECTION 2.02.  Conflict with Trust Indenture Act.  If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the
TIA that is required under the TIA to be part of and govern any provision of this
Supplemental Indenture, the provision of the TIA shall control.  If any provision of this Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the
Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

               SECTION 2.03.  Severability.  In case any provision in this
Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 2.04.  Terms Defined in the Indenture.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the
Indenture.  Where the context requires, the term "Guarantors" includes both the
"Additional Guarantors" (defined herein) and the "Guarantors" party to the Indenture.

               SECTION 2.05.  Headings.  The Article and Section headings of this
Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

               SECTION 2.06.  Benefits of Supplemental Indenture, etc.  Nothing in
this Supplemental Indenture or the Securities, express or implied, shall give to any
Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Securities, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the
Securities.

               SECTION 2.07.  Successors.  All agreements of the Issuers and the
Additional Guarantors in this Supplemental Indenture shall bind their successors.
All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

               SECTION 2.08.  Trustee Not Responsible for Recitals.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the
Issuers.

               SECTION 2.09.  Certain Duties and Responsibilities of the Trustee.  In
entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

               SECTION 2.10.  Governing Law.  This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New
York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.  The Issuers and each Additional
Guarantor hereby irrevocably submit to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City of New York or any Federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Supplemental Indenture, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.  The Issuers and each
Additional Guarantor irrevocably waive, to the fullest extent they may effectively do so under applicable law, trial by jury and any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Nothing herein shall affect the right of the Trustee or any securityholder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Issuers or any Additional Guarantor in any other jurisdiction.

               SECTION 2.11. Duplicate Originals.  All parties may sign any number of copies or counterparts of this Supplemental Indenture.  Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

               IN WITNESS WHEREOF, each party hereto has caused this Supplemental
Indenture to be signed by its officer thereunto duly authorized as of the date first written above.

                                    KERZNER INTERNATIONAL LIMITED,

                                         by /s/John R.  Allison
                                           ------------------------------------
                                             Name:  John R. Allison
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                         by /s/William C. Murtha
                                            -------------------------------
                                             Name:  William C. Murtha
                                             Title: Authorized Signatory

                                    KERZNER INTERNATIONAL NORTH AMERICA, INC.,

                                         by /s/John R. Allison
                                            -------------------------------------
                                             Name:  John R. Allison
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                         by /s/William C. Murtha
                                            -------------------------------
                                             Name:  William C. Murtha
                                             Title: Senior Vice President and
                                                    Corporate Counsel

                                    THE BANK OF NEW YORK, as Trustee

                                         by /s/William C. Murtha
                                            -------------------------------
                                             Name:  Mary LaGumina
                                             Title: Vice President

                                    ADDITIONAL GUARANTORS:

                                    KERZNER INVESTMENTS PALMILLA, INC.,

                                         by /s/William C. Murtha
                                            -------------------------------
                                            Name:  William C. Murtha
                                            Title: Authorized Signatory

                                    KERZNER INTERNATIONAL MANAGEMENT SERVICES, INC.,

                                         by /s/William C. Murtha
                                            -------------------------------
                                            Name:  William C. Murtha
                                            Title: Authorized Signatory

                                    KERZNER INTERNATIONAL DEVELOPMENT SERVICES, INC.,

                                         by /s/William C. Murtha
                                            -------------------------------
                                            Name:  William C. Murtha
                                            Title: Authorized Signatory

                                    KERZNER INTERNATIONAL DEVELOPMENT SERVICES
                                    MEXICO, S. DE R.L. DE C.V.,

                                         by /s/William C. Murtha
                                            -------------------------------
                                            Name:  William C. Murtha
                                            Title: Authorized Signatory